                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, DC  20549

                                 ------------

                                 FORM 8-K/A

                               AMENDMENT NO. 1

                               CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934



  Date of report (Date of earliest event reported) October 15, 1997
                              (August 6, 1997)

                            THE MACERICH COMPANY
                (Exact Name of Registrant as Specified in Charter)


       Maryland                 1-12504              95-4448705
(State or Other Jurisdiction  (Commission            (IRS Employer
   of Incorporation)          File Number)           Identification No.)



         233 Wilshire Boulevard, Suite 700, Santa Monica, CA  90401
                  (Address of Principal Executive Offices)



      Registrant's telephone number, including area code (310)394-6911



                                    N/A
        (Former Name or Former Address, if Changed Since Last Report)

    	This Form 8-K/A, Amendment No. 1, is being filed for the purpose of filing the financial statements and pro forma financial information required by Item 7 with respect to the Current Report on Form 8-K filed by the registrant on August 15, 1997 regarding the acquisition of Stonewood Mall. The financial information also includes financial statements for South Towne Center, acquired on March 26, 1997.


Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits

(a)  Financial Statement of Business Acquired.

     SOUTH TOWNE CENTER AND SOUTH TOWNE MARKETPLACE

     Report of Independent Accountants			              F-1

     Statement of Revenues and
     Certain Expenses for the year
     ended December 31, 1996 (audited)                 F-2

     Notes to Financial Statements                     F-3 to F-5

(b)  Pro Forma Financial Information (Unaudited).

     Condensed Combined Statement of Income for
     the year ended December 31, 1996                  F-6

     Condensed Combined Statement of Operations
     for the six months ended June 30, 1997            F-7


     Condensed Combined Balance Sheet as of
     June 30, 1997                                     F-8

                               SIGNATURES


	Pursuant to the requirements of the Securities and Exchange Act of 1934, The Macerich Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Santa Monica, State of California, on October
15,1997.





                              							THE MACERICH COMPANY



                               						By:  /s/Thomas E. O'Hern
                                         --------------------
                             							     Thomas E. O'Hern
                                         Senior Vice President and
                             							     Chief Financial Officer

                       Report of Independent Auditors


To the Management of Macerich, Inc.

We have audited the combined statement of revenue and certain expenses of South Towne Center and South Towne Marketplace ("the Properties") as described in Note 1 for the year ended December 31, 1996. The combined statement of revenue and certain expenses is the responsibility of the Properties' management. Our responsibility is to express an opinion on the combined statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the combined statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of the Properties' revenue and expenses.

In our opinion, the combined statement of revenue and certain expenses referred to above presents fairly, in all material respects, the combined revenue and certain expenses, as described in Note 1, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


ERNST & YOUNG LLP
February 13, 1997

                         South Towne Center
                                and
                       South Towne Marketplace

           Combined Statement of Revenues and Certain Expenses

                 For the Year Ended December 31, 1996

Revenue:
Base rents                         $5,220,424
Percentage rents	                   1,399,844
Expense reimbursements	             2,022,291
Other 	                               995,889

Total revenue	                      9,638,448

Expenses:
Repair and maintenance             	1,086,263
Property operating                   	774,569
Property taxes	                       692,709
Promotion	                            477,819
Insurance	                             67,359

Total expenses                     	3,098,719

Revenue in excess of
  certain expenses                	$6,539,729

See accompanying notes.

                       South Towne Investors
                 (an Illinois Limited Partnership)
                                and
            ZML-South Towne Vacant, Inc. ("Marketplace")
                     Notes to Financial Statements
                           December 31, 1996


1.  Summary of Significant Accounting Policies

The following is a summary of certain significant accounting policies followed in the preparation of the accompanying combined statement of revenue and certain expenses (the "Statement"). The Statement is a representation of the management of South Towne Center and South Towne Marketplace (the "Properties"), which is responsible for its integrity and objectivity. For the year ended December 31, 1996, South Towne Center contained approximately 695,000 square feet and was 94% occupied. South Towne Marketplace contained approximately 305,000 square feet and was 100% occupied. The Properties, which are shopping centers, are located in Sandy, Utah.

Basis of  Presentation

The Statement includes the combined revenue and certain expenses of the Properties. The Statement has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Accordingly, depreciation, interest and management fees are not presented.

Use of Estimates

The preparation of the Statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period. Actual results could differ from these estimates.

                        South Towne Investors
                 (an Illinois Limited Partnership)
                                and
            ZML-South Towne Vacant, Inc. ("Marketplace")
              Notes to Financial Statements (continued)
                           December 31, 1996

Summary of Significant Accounting Policies (continued)

Business Activity
Equities Properties and Development L.P., an affiliate of the Properties, manages the shopping centers and, on behalf of the Properties, leases tenant space under noncancellable operating leases. The terms of the leases vary with the tenants. Legal fees of $98,000 were paid to Rosenberg & Liebentritt P.C., an affiliate of the Properties, related to tenant matters.

Revenue Recognition
Base rents attributable to leases are recorded when due from tenants and are recorded on a straight-line basis. For the year ended December 31, 1996, $453,000 of base rents in excess of amounts billed were recognized as revenue. Certain of the leases provide for additional rental revenue ("Percentage Rents") to be paid based upon the level of sales achieved by the lessee. These Percentage Rents are reflected on the accrual basis. The leases also typically provide for tenant reimbursement of common area maintenance and other operating expenses, which are included in the accompanying Statement as expense reimbursements.

Development of  South Towne Marketplace
For the first nine months of 1996, South Towne Marketplace was under development. The shopping center was considered substantially complete on September 30, 1996. All costs, including real estate taxes and operating costs, were capitalized prior to September 30, 1996, and the accompanying Statement only includes the operations of South Towne Marketplace for the period from October 1, 1996 to December 31, 1996, which includes revenue of $523,000, expenses of $96,000 and revenues in excess of certain expenses of $427,000.

                       South Towne Investors
                 (an Illinois Limited Partnership)
                                and
            ZML-South Towne Vacant, Inc. ("Marketplace")
              Notes to Financial Statements (continued)
                           December 31, 1996



1.  Minimum Future Rentals

Minimum future rental revenue for the five years subsequent to December 31, 1996, under noncancellable operating lease agreements, are as follows (dollars in thousands):

          1997	       $  6,632
          1998          	6,913
          1999          	7,224
          2000          	7,213
          2001	          7,113
          Thereafter 	  49,993
                      	$85,088

	   The following unaudited pro forma statement of operations has been prepared for the year ended December 31, 1996.

	   This statement gives effect to the acquisitions of South Towne Center and Stonewood Mall (the "Acquisition
Centers") as if the acquisitions  were completed on January 1, 1996.  This statement does not purport to be indicative of the results of  operations  that actually would have resulted if the Registrant had owned those malls throughout the period presented.  This statement  should be read in conjunction with the financial statements and notes thereto included elsewhere herein.





		    	                        The Macerich Company
                      			       Unaudited Pro Forma
             		    Condensed Combined Statement of Operations
                     			   (all amounts in thousands)

				         	Company results	Pro forma		Pro forma      Pro forma
					          For the year	  Adjustment- Adjustment-	   Results
					             Ended       South Towne Stonewood	  (Including the
					           December 31,     Center      Mall    Acquisition Mall)
					              1996		     Acquisition Acquisition 	December 31, 1996
					              (A)
Revenues:
	Minimum Rents			   	99,061 		   5,220 		    8,491 	      	112,772
	Percentage Rents			  6,142 	   	1,400 		      469 		        8,011
	Tenant Recoveries			47,648 	   	2,022 		    2,868       		 52,538
	Other					           2,208 		     996 		      235 	      	  3,439
              -------------     --------   ---------     -----------
  Total revenues    155,059 	   	9,638 		   12,063       		176,760

Shopping center
   expenses 		       50,792    		3,099 		    3,202 	      	 57,093

REIT general and
  administrative
    expenses	       	 2,378 						                           2,378

Depreciation and
   amortization     	32,591 		   1,885 (B)   1,769 (B)    	 36,245

Interest expense	 			42,353 		    6,615 (c)   6,210 (c)     55,178
               -------------     --------   ---------     -----------

Net income (loss)
  before minority
  interest,extraordinary
  items and uncombined
  joint ventures and
  management
  companies         	26,945    		(1,961)		     882 		      25,866

Minority interest (D)(10,975)		     720  	    (324)	      (10,579)
Income from
 uncombined joint
 ventures and management
 companies				        	3,256 		       0 		       0 	     	  3,256

Extraordinary loss
 on early
 extinguishment
 of debt               	(315)						                          (315)
                     --------     -------     -------     --------
Net income 			      		18,911 	  	(1,241)       558         18,228
          					      --------     -------     -------     --------
                     --------     -------     -------     --------
Net income
 per share -
 before
 extraordinary items			$0.92 						                         $0.89
                     --------                              --------
                     --------                              --------

Net income per share			$0.91 	                 					        $0.88
                     --------                              --------
                     --------                              --------

Weighted average
 number of shares
 of common stock
 outstanding		     			20,781                  						       20,781
              						---------                              --------
                    ---------                              --------




(A) This information should be read in conjunction with  The Macerich Company's (the "Company")
        report on Form 10-K for the period ended December 31, 1996.

(A) Depreciation on the Acquisition malls is computed on the straight-line method over the estimated useful life of 39 years.

(C) Interest expense is calculated assuming the entire purchase price was debt  at a rate of Libor plus 1.25%.

(D) Minority interest represents the limited partners  ownership interest in the Operating Partnership.

				                                    	F-6


    The following unaudited pro forma statement of operations has been prepared for the six months ended June 30, 1997.
This statement gives effect to the acquisitions of South Towne Center and Stonewood Mall (the "Acquisition Centers")as
if the acquisitions  were completed on January 1, 1997.  This statement does not purport to be indicative of the results of operations  that actually would have resulted if the Registrant had owned those malls throughout the period presented.  This statement  should be read in conjunction with the financial statements and notes thereto included elsewhere herein.




		                              The Macerich Company
		                               Unaudited Pro Forma
	                          Condensed Combined Statement of Operations
		                            (all amounts in thousands)

                           							                             Pro forma Results
								                                                         (Including the
            			Company results	 Pro forma		       Pro forma		  Acquisiton Centers)
              			for the six	  Adjustment-	       Adjustment-		   for the six
              			months ended 	South Towne Center	Stonewood Mall     months ended
             			June 30, 1997	 Acquisition 	      Acquisition		   June 30 , 1997
                 			(A)	           (B)	             (B)

Revenues:
  Minimum Rents   	    65,554   	     1,419 		         4,322 	       	71,295
  Percentage Rents	     4,157            93      		       50        		 4,300
  Tenant Recoveries   	30,913 	         507      		    1,428        		32,848
  Other			              2,029            19      		       72        		 2,120
                  -------------    -----------        ---------    -----------
   Total revenues	    102,653         2,038 		         5,872    	    110,563


Shopping center
   expenses         			31,934 	         728 		         1,445 	       	34,107

REIT general and
   administrative
     expenses		       	 1,189 					                                    1,189

Depreciation and
   amortization	      	19,681 	          471 (C)	        885 (C)     	21,037

Interest expense     		31,163 	        1,654 (D)	      3,105 (D)     	35,922
               			  ------------   -------------        -------      -----------
Net income (loss)
  before minority
   interest, uncombined
    joint ventures
     and extraordinary
      loss			          18,686 	         (815)		          437 	       	18,308

Minority interest (E) 	(6,323)	          260	      	    (139)       		(6,203)

Income from uncombined
  joint ventures and
  management companies	 1,073                                     				 1,073

Extraorindary loss on
  early retirement of
     debt	           		  (512)		                  			                   (512)
                  		  ------------   -------------        -------      -----------
Net income		          	12,924 	         (555)              298         12,667
                 			  ------------   -------------        -------      -----------
                 			  ------------   -------------        -------      -----------

Net income per
  share before
   extraordinary
     loss	              $0.51                                            $0.50
                 			  ------------   -------------        -------      -----------
                 			  ------------   -------------        -------      -----------

Net income
  per share	           	$0.50                                            $0.49
                 			  ------------                           					      -----------
                 			  ------------                              		      -----------

Weighted average
  number of shares
   outstanding	      		25,901 	                      				                 25,901
                 			  ------------                           					      -----------
                 			  ------------                           					      -----------

(A) This information should be read in conjunction with  The Macerich Company's (the "Company")
    report on Form 10-Q for the period  ended  June 30, 1997.

(B) Reflects results of operations on South Towne Center from January 1  to March 26, 1997.
    The mall was acquired on March 27, 1997.  Stonewood Mall was acquired on August 6, 1997.
    The pro forma results above include Stonewood Mall from January 1 to June 30, 1997.

(C) Depreciation on the Acquisition malls is computed on the straight-line method over the estimated useful life of 39 years.

(D) Interest expense is calculated assuming the entire purchase price was debt  at a rate of Libor plus 1.25%.

(E) Minority interest represents the 38% ownership interest in the Operating Partnership not owned by the Company

			                          The Macerich Company
			                          Unaudited Pro Forma
                       Condensed Combined Balance Sheet
			                       (all amounts in thousands)
					           				                              Pro forma Condensed
                      							        Pro forma 		    Balance Sheet
                 				The Macerich			Adjustment-		(Including Stonewood
                   				Company 	   		Stonewood    Mall and South Towne
                 				as reported    			Mall	     	Center Acquisitions)
                				June 30, 1997			Acquisition	    	June 30, 1997

	Gross property		     	1,381,577 	   	92,000 		             1,473,577

	Total assets	       		1,269,800    		92,000 		          			1,361,800


	Mortgages and loans	    891,851    		92,000 		          			  983,851

	Minority interest	   	  107,750 	            				            107,750

	Common stock	       		      257 	            				                257
	Additional paid
      in capital		    	  231,616 			             		            231,616

	Total liabilities
  and
  shareholder equity  	1,269,800 	   	92,000 	           				1,361,800


                                           F-8




2